SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2003

GOLDEN PATRIOT, CORP.

-----------------------------------------

(Exact name of registrant as specified in its charter)

NEVADA

98-0216152

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

789 West Pender Street, Suite 1205

Vancouver, British Columbia, Canada

V6C 1H2

(Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code

604-443-0627

Commission File Number: 000-33065

__________________________

__________

(Former name or former address,

 (Zip Code)

          if changed since last report.)

The  following   information   specifies   forward-looking   statements  of  our management.   Forward-looking   statements  are  statements  that  estimate  the happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of  forward-looking  terminology such as "may",  "will",  "could",   "expect",   estimate",   "anticipate",   "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms.  Actual  results may differ  materially  from those contemplated by the forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following  information  represent estimates of future events and are subject to uncertainty as to possible changes in economic,  legislative,  industry,  and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among  reasonable  alternatives  require the  exercise of  judgment.  To the extent that the assumed events do not occur, the outcome may vary  substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those  forward-looking  statements.  No assurance can be given that any of the  assumptions  relating to the  forward-looking  statements specified in the following information are accurate, and we assume no obligation to update and such forward-looking statements.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

We are pleased to announce that we have acquired a 100% interest in 30 mineral claims within the Sierra Mining District of the East Range, southwest of Winnemucca. The claims form a buffer around existing properties that comprise the Dun Glen Project bringing our total claims held to 59.  The Sierra Claims possess significant potential for gold resources additional to those postulated for the Dun Glen. Numerous gold-mineralized, quartz veins cutting lithologies identical to those of the Dun Glen Project imply that bonanza-grade gold deposits may occur in the Sierra Claims.

Mineralization and Alteration

Gold mineralization at Dun Glen and the Sierra Claims consist of gold associated with base metal sulphides in white to orange-brown quartz veins. The Auld Lang Syne Mine, one of the largest producers of lode gold in the district, typifies this style of mineralization at Dun Glen. Previous investigations suggest a mesothermal origin for the veins, but mineral occurrences and assemblages may reveal an epithermal contribution to the system. Vein widths in the district vary from zero to greater than eight feet. Localized vein intersections can exceed twenty-five feet. The veins strike north-northwest to northeast, and vary markedly in dip from thirty degrees west to forty degrees east. The alteration and mineralization strongly suggests an epithermal system at work potentially similar to Carlin-type deposits.

The additional strike length of mineralized quartz vein systems of approximately 1.5 miles on the Dun Glen Properties make the Sierra Claims attractive in themselves. Gold mineralization in quartz veins similar to known mines occur on several of the Sierra Claims. Samples cut to the north of the Auld Lang Syne workings, within the Sierra Claims, assayed as high as 0.448 ounces per tonne of gold. Samples from the south of the Monroe Mine, within the Sierra Claims, run as high as 0.129 ounces per tonne of gold. Some of the highest-grade samples taken at Dun Glen (2.2 ounces per tonne and 0.76 ounces per tonne of gold) occur within 200 feet of the Sierra Claims east of the Auld Lang Syne workings.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PATRIOT, CORP.

/s/ Conrad Clemiss

__________________________________

Conrad Clemiss

President & Director

Date:         December 18, 2003